UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 3, 2026

Frequency Electronics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8061	11-1986657
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Charles Lindbergh Blvd.,

Mitchel Field, New York 11553

(Address of principal executive offices, including zip code)

(516) 794-4500

Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $1.00 per share)	FEIM	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on July 30, 2026, Frequency Electronics, Inc. (the “Company”) completed an offering (the “Offering”) of 1,739,131 shares of the Company’s common stock, par value $1.00 per share (“Common Stock”), pursuant to an underwriting agreement (the “Underwriting Agreement”) among the Company, Edenbrook Value Fund, LP and Edenbrook Long Only Value Fund, LP, as selling stockholders (the “Selling Stockholders”), and Morgan Stanley & Co. LLC, as representative of the several underwriters named in Schedule II thereto (the “Underwriters”). The Company offered and sold 1,086,957 shares of Common Stock and the Selling Stockholders offered and sold a total of 652,174 shares of Common Stock. In addition, the Company granted the Underwriters an option, exercisable for 30 days following the date of the Underwriting Agreement, to purchase up to 260,869 additional shares of Common Stock from the Company (the “Option Shares”).

On August 3, 2026, the Underwriters exercised their option in full and on August 5, 2026, the Underwriters purchased the Option Shares. The gross proceeds to the Company from the sale of the Option Shares, before deducting the underwriting discounts and commissions and offering expenses, were approximately $14.1 million.

The Company intends to use the net proceeds from the purchase of the Option Shares to fund additional growth opportunities, including for capital expenditures, working capital and other general corporate purposes.

The legal opinion and consent of McGuireWoods LLP relating to the validity of the Option Shares is filed herewith as Exhibit 5.1.

The Option Shares have been registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File No. 333-297549) (the “Registration Statement”). The Company has filed with the U.S. Securities and Exchange Commission a preliminary prospectus supplement dated July 28, 2026 and a final prospectus supplement, dated July 28, 2026, together with an accompanying prospectus dated July 21, 2026, relating to the offer and sale of the Option Shares.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

5.1	Opinion of McGuireWoods LLP.
23.1	Consent of McGuireWoods LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREQUENCY ELECTRONICS, INC.

Date: August 5, 2026	By:	/s/ Steven L. Bernstein
Steven L. Bernstein
Chief Financial Officer, Secretary and Treasurer

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